C0000000230 | M

104598

FORMED UNDER THE LAWS OF THE STATE OF WYOMING

HELIUS MEDICAL TECHNOLOGIES, INC.

NUMBER
00000000

SHARES
****0********

THIS CERTIFIES THAT

SPECIMEN

IS THE REGISTERED HOLDER OF

0

CUSIP 42328V108
ISIN US42328V1089

SAMPLE

FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES WITHOUT NOMINAL OR PAR VALUE

in the Capital Stock of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated: Mar 29, 2016

President and Chief Executive Officer

Chief Financial Officer and Chief Operating Officer

VOID

CANCELLED

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY OF CANADA
(VANCOUVER)
TRANSFER AGENT AND REGISTRAR

By ______________________
Authorized Officer

VOID

CANCELLED

The shares represented by this certificate are transferable at the offices of Computershare Trust Company of Canada in Vancouver, BC.

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common	(Name) CUST (Name) UNIF	- (Name) as Custodian for (Name) under the
TEN ENT	- as tenants by the entireties	GIFT MIN ACT (State)	(State) Uniform Gifts to Minors Act
JT TEN	- as joint tenants with rights of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

DATED: ____________________

____________________________ Signature of Shareholder

____________________________ Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

